UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2011

KENDLE INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
441 Vine Street, Suite 500, Cincinnati, Ohio
45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 381-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 – Costs Associated with Exit or Disposal Activities

In the fourth calendar quarter 2010, the Company submitted a Request for Advice to the Dutch Works Council, notifying the Works Council of the Company’s intended decision to close the Early Stage operations at the Company’s Phase I unit in Utrecht, The Netherlands (the “Utrecht Operations”).   Under Dutch Law, the Works Council was afforded a period of time to review the Company’s intended decision with an ultimate right to challenge such decision in Dutch courts.  The Company also prepared a required Social Plan to address severance and severance-related matters (the “Social Plan”) and delivered the Social Plan to the Works Council for its consideration in connection with the Company’s Request for Advice.   In late December 2010, the Company received conditional approval from the Works Council with respect to the Social Plan.  During the week of January 31, 2011, the Company and the Works Council negotiated an unconditional approval to close the Utrecht Operations.  During the week of February 8, 2011, the Company notified affected employees of the closure of the Utrecht Operations and reviewed the severance rights under the Social Plan with each of the affected employees.  The closure of the Utrecht Operations will be effective on or about March 1, 2011 with ongoing lease obligations continuing through 2011, unless earlier termination rights are successfully negotiated.

The Company estimates severance-related costs of approximately $3,000,000 under the Social Plan.   The Company also estimates lease-related costs of approximately $1,300,000 for rent and lease-related obligations through and at the termination date.   These costs will be incurred in Euros and have been converted to U.S. Dollars for the purposes of this Current Report on Form 8-K.  The aforementioned estimates do not include losses, if any, on disposal of assets.  In addition, the Company’s closure and exit of the Utrecht Operations could result in an impairment charge to goodwill attributable to the Company’s Early Stage segment.   In the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (the “Quarterly Report”), it reported that, based on certain triggering events, it had begun its goodwill impairment analysis with respect to its Early Stage segment, which includes the Utrecht Operations.  The Company is completing the valuation work to determine the fair value of the Early Stage segment assets and liabilities and measure any resulting impairment charge.  The Company also is performing its required annual impairment testing of goodwill for the entire Company and expects to complete the aforementioned goodwill impairment testing and valuation in connection with the preparation of the Company’s audited financial statements to be included in the Annual Report on Form 10-K for the year ended December 31, 2010.

Forward-Looking Information Cautionary Statement

This Current Report on Form 8−K contains “forward−looking” statements, which may be identified with words like “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “should” and similar expressions or the negative versions thereof, other terms of similar meaning or the use of future dates.  Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the Company’s closure of its Utrecht Operations and the anticipated effects thereof, including estimated exit, disposal, impairment, severance and lease-related charges.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties.  Risks and uncertainties related to the Company’s closure of its Utrecht Operations and the anticipated effects thereof that could cause results to differ from expectations include, but are not limited to, the fact that the Company’s actual results and the timing of events could differ materially from those anticipated; risks related to the Company’s ability to close the Utrecht Operations as currently planned; the impact of external matters, including market conditions; and uncertainties as to the effects of these actions on the Company and the potential for unanticipated charges not currently contemplated that may occur as a result.  The Company undertakes no obligation to update forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.  All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

Item 5.02  – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On February 14, 2011, the Company announced the promotion of Dr. Stephen Cutler, the Company’s current Senior Vice President and Chief Operating Officer, to the position of President and Chief Executive Officer, effective May 1, 2011, as part of a planned succession within the Company.  Prior to being appointed the Company’s Senior Vice President and Chief Operating Officer in July 2009, Dr. Cutler, age 50, held various positions at Quintiles, Inc. since 1995, including Senior Vice President, Global Project Management from 2006 to January 2009, Senior Vice President, Clinical, Medical and Regulatory in 2005, and General Manager, Northeast Region from 2003-2004.  Dr. Candace Kendle, Pharm.D., the Company’s current Chairman and Chief Executive Officer, will continue to serve as Chairman.

As part of this planned succession, on February 14, 2011, the Company announced the appointment of Jamie Macdonald to the position of Senior Vice President and Chief Operating Officer of the Company, also effective May, 1, 2011.  Mr. Macdonald, age 42, has served most recently as Senior Vice President, Head of Global Project Management at Quintiles, Inc. where he has held such position since November 2008.  Prior thereto, Mr. Macdonald held various positions at Quintiles, Inc. since 1994, including Senior Vice President, North American Clinical Operations from 2006 to 2008, Vice President/General Manager, Early Development and Lab Services from 2003 to 2005, and Head of Finance (Chief Financial Officer), Global Early Development and Lab Services from 2000 to 2003.  There are no transactions in which Mr. Macdonald has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Compensation arrangements in connection with the foregoing are under review by the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors.  The Compensation Committee expects to make final determinations with respect to these arrangements at its upcoming meeting.  Upon joining the Company, Mr. Macdonald will be eligible to participate in benefit plans afforded to the Company’s executive officers, including the Company’s Stock Incentive Plan, and change in control benefits.

Also as part of the planned succession, and effective May 1, 2011, Christopher C. Bergen is leaving his position as Executive Vice President and Chief Administrative Officer of the Company.  Mr. Bergen will continue to serve on the Company’s Board of Directors.

Item 9.01  -  Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)            Exhibits

Exhibit No.	Description
99.1	Press release issued by Kendle International Inc. dated February 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.

Date: February 14, 2011	By:	/s/ Jarrod B. Pontius
Jarrod B. Pontius,
Vice President, Chief Legal Officer and Secretary